UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 21, 2011
Diamond Resorts Corporation

(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston
Boulevard, Las Vegas, Nevada	89135

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On July 21, 2011, Diamond Resorts Parent, LLC (the “Company”), the indirect parent of Diamond Resorts Corporation (“DRC”), consummated a recapitalization transaction pursuant to which it sold 280.894 Common Units of the Company (“Common Units”) to certain institutional accredited investors in a private placement transaction and redeemed all of the issued and outstanding Preferred Units of the Company (“Preferred Units”) and 34.735 Common Units from certain unitholders. The following is a description of the agreements entered into by the Company in connection with the recapitalization transaction.
Securities Purchase Agreement
On July 21, 2011, the Company entered into and consummated a securities purchase agreement (the “Securities Purchase Agreement”), providing for the sale of 280.894 Common Units in a private placement transaction to institutional accredited investors advised by Wellington Management Company, LLP (collectively, the “New Investors”), for an aggregate purchase price of $136.5 million. The issuance of Common Units to the New Investors and the other actions contemplated by the Securities Purchase Agreement are collectively referred to herein as the “Recapitalization Transaction.” Following the Recapitalization Transaction, the New Investors collectively own approximately 20.240% of the issued and outstanding Common Units.
Preferred Unit Redemption Agreement
Immediately following the issuance and sale of the Common Units in the Recapitalization Transaction, the Company entered into and consummated a redemption agreement (the “Preferred Unit Redemption Agreement”) with an investment vehicle managed by an affiliate of Guggenheim Partners, LLC (such entity, the “Guggenheim Investor”), and certain affiliates of Silver Rock Financial, LLC (such affiliates, collectively, the “Silver Rock Investors”), providing for the redemption by the Company of all of the Preferred Units held by the Guggenheim Investor and the Silver Rock Investors, representing all of the issued and outstanding Preferred Units. Pursuant to the Preferred Unit Redemption Agreement, the Company redeemed from the Guggenheim Investor 1,000 Preferred Units for consideration consisting of $96,596,101.59 cash and 23.746 Common Units, and redeemed from the Silver Rock Investors an aggregate of 133.33 Preferred Units for consideration consisting of $12,103,528.10 cash and 2.810 Common Units. Following the consummation of the transactions contemplated by the Preferred Unit Redemption Agreement, the Guggenheim Investor owns approximately 21.116% of the issued and outstanding Common Units, and the Silver Rock Investors collectively own approximately 2.011% of the issued and outstanding Common Units.
Common Unit Redemption Agreement
Contemporaneous with the consummation of the Recapitalization Transaction, the Company entered into and consummated a redemption agreement (the “Common Unit Redemption Agreement”) with Cloobeck Diamond Parent, LLC (“CDP”), an entity controlled by Stephen J. Cloobeck, the CEO and Chairman of the Board of Managers of the Company (the “Board”), providing for the redemption by the Company of 34.735 Common Units for an aggregate cash purchase price of $16,353,509.57. Following the consummation of the transactions contemplated by the Common Unit Redemption Agreement, CDP owns approximately 54.277% of the issued and outstanding Common Units.

Fourth Amended and Restated Securityholders Agreement
Contemporaneous with the consummation of the Recapitalization Transaction, the Company, CDP, 1818 Partners, LLC (“1818 Partners” and, together with CDP, the “CDP Investors”), the Guggenheim Investor, the Silver Rock Investors and the New Investors (the CDP Investors, the Guggenheim Investor, the Silver Rock Investors and the New Investors, collectively, the “Investors”) entered into a Fourth Amended and Restated Securityholders Agreement (the “Restated Securityholders Agreement”), which amended and restated that certain Third Amended and Restated Securityholders Agreement, dated as of February 18, 2011, by and among the Company, CDP, the Guggenheim Investor, the Silver Rock Investors and a former unitholder (the “Prior Securityholders Agreement”), a copy of which was filed as Exhibit 10.6 to the Registration Statement on Form S-4 previously filed by DRC with the Securities and Exchange Commission (the “SEC”). The Prior Securityholders Agreement generally governed certain rights and obligations of the unitholders party thereto with respect to the Common Units and Preferred Units (collectively, the “Units”) held by such unitholders and, among other things, contained provisions (i) providing for certain restrictions on transfers of the Units by such unitholders, (ii) granting such unitholders (other than CDP and the Guggenheim Investor) the right to participate in certain transfers of Units by CDP or the Guggenheim Investor (referred to as a “tag-along” right), (iii) requiring such unitholders to participate in a sale of the Company (referred to as a “drag-along” provision), (iv) granting such unitholders the right to receive copies of certain financial statements and other information concerning the Company, (v) providing such unitholders the right to purchase additional Units or certain equity equivalents in connection with sales of Units or equity equivalents by the Company and (vi) providing for certain affirmative and negative covenants to which the Company was bound, in each case, subject to certain terms and conditions as set forth in the Prior Securityholders Agreement.
Among other things, the Restated Securityholders Agreement was amended and restated to add each of the New Investors and 1818 Partners and to remove a former unitholder as parties to the Restated Securityholders Agreement. 1818 Partners is an entity controlled by Stephen J. Cloobeck, David F. Palmer, the Company’s President and Chief Financial Officer and a member of the Board, and Lowell D. Kraff, a member of the Board, and owns approximately 2.357% of the issued and outstanding Common Units after giving effect to the transactions described herein.
In addition, the Restated Securityholders Agreement amended the prior agreement to, among other things:
(i) remove provisions relating to the Preferred Units (all of which were redeemed in connection with the Preferred Unit Redemption Agreement described above);
(ii) provide that, subject to certain limited exceptions, any CDP Investor or any other investor that becomes party to the Restated Securityholders Agreement desiring to transfer Common Units must first deliver written notice thereof to the Company, and the Company may offer to purchase all of the Common Units intended to be transferred, in which case such CDP Investor or other investor, as applicable, may either sell such Common Units to the Company pursuant to such offer or, during the six month period after the expiration of the 30 day period following the delivery of such notice, sell such Common Units to one or more third parties at a cash purchase price greater than the price specified in such notice;
(iii) provide certain “tag-along” rights to the Investors (other than the CDP Investors) to participate in a transfer of Units by any CDP Investor, subject to certain limited exceptions, for so long as the CDP Investors hold at least 40% of the aggregate outstanding Common Units;

(iv) revise certain covenants of the Company to delete those covenants relating to the Preferred Units and add certain covenants which require that the Company take certain actions or refrain from taking certain actions without the prior written consent of certain of the Investors; and
(v) grant (1) certain participation rights to the New Investors (or their permitted transferees) in the event that the Guggenheim Investor (or its permitted transferees) or certain of its affiliates enter into an equity or debt financing transaction with certain subsidiaries of the Company and (2) certain participation rights to the Guggenheim Investor (or its permitted transferees) in the event that the New Investors (or their permitted transferees) or certain of their affiliates enter into an equity or debt financing transaction with certain subsidiaries of the Company.
Fourth Amended and Restated Operating Agreement of the Company
Contemporaneous with the consummation of the Recapitalization Transaction, the Investors entered into a Fourth Amended and Restated Operating Agreement of the Company (the “Restated Operating Agreement”), which amended and restated that certain Third Amended and Restated Operating Agreement of the Company, dated as of February 18, 2011, by and among the Guggenheim Investor, CDP, the Silver Rock Investors and a former unitholder (the “Prior Operating Agreement”), a copy of which was filed as Exhibit 3.4 to the Registration Statement on Form S-4 previously filed by DRC with the SEC. The Prior Operating Agreement generally governed certain rights and obligations of the unitholders party thereto with respect to the Units held by such unitholders and, among other things, contained provisions (i) establishing the Company’s organizational matters, (ii) describing the Company’s procedures for holding meetings of the members of the Board and the unitholders and the voting powers associated with the Units, (iii) establishing the rights and obligations of the unitholders, (iv) providing for the allocation of profits and losses and the order of distributions made by the Company to the unitholders, (v) establishing the composition and management authority of the Board and (vi) providing for indemnification of members of the Board, the officers of the Company and the unitholders in certain circumstances, in each case, subject to certain terms and conditions as set forth in the Prior Operating Agreement.
The Restated Operating Agreement was amended and restated to add each of the New Investors and 1818 Partners and to remove a former unitholder as parties to the Restated Operating Agreement. In addition, the Restated Operating Agreement amended the prior agreement to, among other things: (i) remove provisions relating to the Preferred Units (all of which were redeemed in connection with the Preferred Unit Redemption Agreement as described above); (ii) provide that, except as otherwise provided in the Restated Operating Agreement, the Company may make distributions as determined by the Board to each holder of Common Units in proportion to the percentage of Common Units held by such holder as of the date of such distribution; and (iii) grant to the New Investors (and their permitted transferees) the right, subject to certain limited exceptions, to designate one observer to attend in a non-voting observer capacity all meetings of, and to receive copies of certain materials provided to members of, the Board, any committee of the Board and any board of directors or board of managers (and any committees thereof) of certain material subsidiaries of the Company.
Second Amended and Restated Registration Rights Agreement
Contemporaneous with the consummation of the Recapitalization Transaction, the Company and the Investors entered into a Second Amended and Restated Registration Rights Agreement (the “Restated Registration Rights Agreement”), which amended and restated that certain Amended and Restated Registration Rights Agreement, dated as of June 17, 2010, by and among the Company, CDP, the Guggenheim Investor, the Silver Rock Investors and a former unitholder, as amended by that certain

Amendment to Amended and Restated Registration Rights Agreement, dated as of February 18, 2011 (the “Prior Registration Rights Agreement”), a copy of which was filed as Exhibit 10.7 to the Registration Statement on Form S-4 previously filed by DRC with the SEC. The Prior Registration Rights Agreement generally governed the rights and obligations of the unitholders party thereto with respect to the securities registration of the Units held by such unitholders and, among other things, contained provisions granting such unitholders with certain rights to require the Company to file with the SEC a registration statement covering the resale of the Units held by such unitholders and with certain “piggyback” registration rights that allow such unitholders to include their Units in certain public offerings of equity securities initiated by the Company, in each case, subject to certain terms and conditions as set forth in the Prior Registration Rights Agreement.
The Restated Registration Rights Agreement was amended and restated to add each of the New Investors and 1818 Partners and to remove a former unitholder as parties to the Restated Registration Rights Agreement. In addition, the Restated Registration Rights Agreement amended the prior agreement to grant the Guggenheim Investor, the New Investors or the holders of a majority of the Common Units held by the Guggenheim Investor, the Silver Rock Investors and the New Investors certain demand and “piggyback” registration rights with respect to the Common Units held by the Investors.
Descriptions and summaries of the Securities Purchase Agreement, the Preferred Unit Redemption Agreement, the Common Unit Redemption Agreement, the Restated Securityholders Agreement, the Restated Operating Agreement and the Restated Registration Rights Agreement set forth above in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibits 10.1 through 10.6, respectively, to this Form 8-K and are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 is incorporated by reference into this Item 3.02.
The Common Units issued pursuant to the Securities Purchase Agreement were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Act”), and Rule 506 of Regulation D promulgated under the Act, based upon representations and warranties provided by the New Investors. The Company believes these transactions qualified for exemption from registration and prospectus delivery requirements because, among other things, the Common Units were issued directly by the Company, the transactions did not involve a public offering or general solicitation, each investor was an accredited investor and/or qualified institutional buyer, each investor had access to information about the Company and their investment that contained the relevant information needed to make their investment decision, each investor took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of securities. The Common Units issued pursuant to the Preferred Unit Purchase Agreement were issued upon the exchange of the Preferred Units in reliance upon the exemption from registration set forth in Section 3(a)(9) of the Act for any security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.2	Redemption Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC
10.3	Redemption Agreement, dated as of July 21, 2011, by and between Cloobeck Diamond Parent, LLC and Diamond Resorts Parent, LLC
10.4
Fourth Amended and Restated Securityholders Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.5
Fourth Amended and Restated Operating Agreement of Diamond Resorts Parent, LLC, dated as of July 21, 2011, by and among DRP Holdco, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.6
Second Amended and Restated Registration Rights Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation
July 26, 2011	By:	/s/ David F. Palmer
		Name:	David F. Palmer
		Title:	President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1
Securities Purchase Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.2	Redemption Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC and CM — NP LLC
10.3	Redemption Agreement, dated as of July 21, 2011, by and between Cloobeck Diamond Parent, LLC and Diamond Resorts Parent, LLC
10.4
Fourth Amended and Restated Securityholders Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.5
Fourth Amended and Restated Operating Agreement of Diamond Resorts Parent, LLC, dated as of July 21, 2011, by and among DRP Holdco, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.

10.6
Second Amended and Restated Registration Rights Agreement, dated as of July 21, 2011, by and among Diamond Resorts Parent, LLC, Cloobeck Diamond Parent, LLC, 1818 Partners, LLC, DRP Holdco, LLC, Silver Rock Financial LLC, IN — FP1 LLC, BDIF LLC, CM — NP LLC, The Hartford Growth Opportunities Fund, Hartford Growth Opportunities HLS Fund, Quissett Investors (Bermuda) L.P., Quissett Partners, L.P., The Hartford Capital Appreciation Fund, Bay Pond Partners, L.P. and Bay Pond Investors (Bermuda) L.P.